BLACKROCK FUNDS II

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated January 29, 2018 to the Statement of Additional Information (“SAI”) of the Fund,

dated April 28, 2017, as supplemented to date

Effective immediately, the following changes are made to the SAI:

The section of the SAI entitled “Management and Advisory Arrangements—Custodian and Transfer Agency Services” is deleted in its entirety and replaced with the following:

Custodian and Transfer Agency Agreements. Effective January 29, 2018, JPMorgan Chase Bank, N.A. (“JPM”), which has its principal offices at 383 Madison Avenue, New York, New York 10179, serves as custodian for the Strategic Income Opportunities Portfolio. Among other responsibilities, JPM maintains a custody account or accounts in the name of the Strategic Income Opportunities Portfolio, receives and delivers all assets for the Strategic Income Opportunities Portfolio upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Strategic Income Opportunities Portfolio.

Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Trust and Brown Brothers Harriman & Co. (“BBH”), BBH acts as the custodian for the Emerging Markets Flexible Dynamic Bond Portfolio. BBH is responsible for safeguarding and controlling the Emerging Markets Flexible Dynamic Bond Portfolio’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Emerging Markets Flexible Dynamic Bond Portfolio’s investments. BBH is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Emerging Markets Flexible Dynamic Bond Portfolio to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For the fiscal year ended December 31, 2016, custody credits earned under these arrangements were as follows: $0 with respect to Emerging Markets Flexible Dynamic Bond Portfolio and $0 with respect to Strategic Income Opportunities Portfolio. For the fiscal year ended December 31, 2016, Strategic Income Opportunities Portfolio’s prior custodian served as custodian for the Strategic Income Opportunities Portfolio.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), which has its principal place of business at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursement agent for the Portfolios.

The section of the SAI entitled “Management and Advisory Arrangements—Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services. Effective August 28, 2017, JPM serves as the accounting services provider for the Emerging Markets Flexible Dynamic Bond Portfolio. Effective January 29, 2018, JPM serves as the accounting services provider for the Strategic Income Opportunities Portfolio. JPM records investment, capital share and income and expense activities; verifies and transmits trade tickets; maintains accounting ledgers for investment securities; maintains tax lots; reconciles cash with the Portfolios’ custodians; reports cash balances to BlackRock; prepares certain financial statements; calculates expenses, gains, losses and income; controls disbursements; works with independent pricing sources; and computes and reports net asset value. In connection with its accounting services, JPM also provides certain administration services to the Portfolios.

Shareholders should retain this Supplement for future reference.

SAI-SIO-0118SUP